SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):     June 18, 2003
                                                               -------------


                             KINGDOM VENTURES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

       000-32273                                          88-0419183
(Commission File Number)                       (IRS Employer Identification No.)

     1045 STEPHANIE WAY
     MINDEN, NEVADA                                         89423
(Address of Principal Executive Offices)                  (Zip Code)

                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER  EVENTS.

     On June 18, 2003, Kingdom Ventures, Inc. announced the results of operations as reported in its Quarterly Report on Form 10-QSB.

ITEM 7.  EXHIBITS.

The following documents are filed as an Exhibit to this report:

99.1     Press Release dated June 18, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         KINGDOM VENTURES, INC.


Date:   June 18, 2003                    By:   /s/ Gene Jackson
                                               ---------------------------------
                                               Gene Jackson, President and Chief
                                               Executive Officer


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EXHIBIT  INDEX

99.1     Press Release dated June 18, 2003.


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